Securities And Exchange Commission

                           Washington, D.C.  20549

                               ________________

                                   FORM 8-K
                               ________________


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                               November 19, 1997

               DATE OF REPORT (Date of earliest event reported)


                            INGERSOLL-RAND COMPANY
            (Exact name of registrant as specified in its charter)


          NEW JERSEY                   1-985                13-5156640

 (State or other jurisdiction    (Commission File          (IRS Employer
      of incorporation)               Number)         Identification Number)



                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                   (Address of principal executive offices)


                                (201) 573-0123
             (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

          Ingersoll-Rand Company (the "Registrant"), pursuant to the terms and conditions of the Debt Securities Underwriting Agreement Standard Provisions dated November 19, 1997, and the Registrant's registration statement on Form S-3 (No. 333-37019), will issue debt securities, having an aggregate initial offering price of up to $1,050,000,000 (or such greater amount if Notes are issued at an original issue discount as shall result in aggregate gross proceeds to the Company of $1,050,000,000).


Item 7.   Exhibits
          --------
          Exhibits:

          Exhibit 1: Debt Securities Underwriting Agreement Standard Provisions, dated November 19, 1997.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INGERSOLL-RAND COMPANY
                                        (Registrant)


                                    By: /s/ Gerard V. Geraghty
                                        ------------------------
                                        Name: Gerard V. Geraghty
                                        Title: Vice President and Comptroller


Date:  November 19, 1997

                                 Exhibit Index

                             Exhibits to Form 8-K




 Number in                                              Sequential
Exhibit Table                     Exhibit               Page Number
-------------                     -------               -----------

      1                   Debt Securities
                          Underwriting Agreement
                          Standard Provisions,
                          dated November 19, 1997.